UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2022

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100, Houston, Texas 77042-2855
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On December 16, 2021, ION Geophysical Corporation (the “Company” or “ION”) disclosed that it elected to miss the December 15, 2021 due date to pay the outstanding principal and interest (a combined total of $7.7 million) on its 9.125% Notes (the “2021 Notes”), as well as the interest payment (totaling $4.6 million) on its 8.00% Senior Secured Second Priority Notes due in 2025 (the “2025 Notes”). Missing payment on the 2021 Notes did not result in any cross default on the Company’s outstanding indebtedness or its credit facility. Under the 2025 Notes, the Company had a 30-day grace period to cure missed interest payments.

PNC Forbearance and Fifth Amendment to Credit Agreement

On January 14, 2022, ION and PNC Bank, National Association (“PNC”), entered into a Forbearance and Fifth Amendment (the “PNC Forbearance Agreement”) to the Revolving Credit and Security Agreement dated August 22, 2014 (as amended, the “Credit Agreement”), pursuant to which PNC has agreed to waive, through and including February 15, 2022, a cross default that would have occurred under the Credit Agreement as ION has not yet paid the scheduled interest payment due on December 15, 2021, on the 2025 Notes prior to the expiration of the 30-day grace period under the 2025 Notes indenture.  In addition, ION and PNC agreed, among other things, that ION would pay down the outstanding balance under the Credit Agreement by $2.5 million, reducing the total commitment to $16.85 million, the interest rate would shift to the base rate beginning in February at an effective rate of 6.25% per annum, the cash dominion and covenant testing trigger would be set at below $5.0 million US non-restricted cash for five consecutive business days, and that the royalty payable reserve would be removed from the borrowing base calculation.

The foregoing description of the PNC Forbearance Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the PNC Forbearance Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

2025 Notes Forbearance

In addition, ION also announced that it had entered into a Forbearance Agreement (the “2025 Notes Forbearance Agreement”) with holders of more than 79% of its 2025 Notes to forbear (subject to certain early termination events) until February 15, 2022 from enforcing, or taking any action to direct the 2025 Notes indenture trustee to enforce, their rights and remedies arising as a result of ION’s failure to make the December 15, 2021 interest payment due on the 2025 Notes.

The foregoing description of the 2025 Notes Forbearance Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the 2025 Notes Forbearance Agreement, a copy of which is being filed as Exhibit 10.2 hereto and is incorporated herein by reference.

ION remains in continuing discussions with PNC and the holders of its 2025 Notes and other indebtedness regarding various strategic alternatives to strengthen its financial position and maximize stakeholder value. These strategic alternatives include, among others, a sale or business combination transaction or sales of assets, any of which may be executed as part of an in-court or out-of-court restructuring process.

Item 2.02         Results of Operations and Financial Condition.

On January 14, 2022, ION issued the attached press release concerning the Company's expected revenues for the three months ended December 31, 2021.

A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 2.02 and the exhibits in this report (i) are not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the PNC Forbearance Agreement and the 2025 Notes Forbearance Agreement is incorporated herein by reference.

Item 2.04         Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 above regarding the PNC Forbearance Agreement and the 2025 Notes Forbearance Agreement is incorporated herein by reference.

The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include information and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the risks associated with the timing and development of ION Geophysical Corporation's products and services; pricing pressure; decreased demand; changes in oil prices; agreements made or adhered to by members of OPEC and other oil producing countries to maintain production levels; the COVID-19 pandemic; the ultimate benefits of our completed restructuring transactions; political, execution, regulatory, and currency risks; the outcome or changes, if any, of our consideration of various strategic alternatives; and the impact to our liquidity in the current uncertain macroeconomic environment. For additional information regarding these various risks and uncertainties, see our Form 10-K for the year ended December 31, 2020, filed on February 12, 2021, and our Forms 10-Q for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021, filed on May 6, 2021, August 12, 2021, and November 3, 2021, respectively. Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the Securities and Exchange Commission (SEC), including its Form 10-K, Form 10-Qs and Form 8-Ks filed during the year. The Company expressly disclaims any obligation to revise or update any forward-looking statements.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	PNC Forbearance and Fifth Amendment to Credit Agreement, dated January 14, 2022
10.2	2025 Notes Forbearance Agreement, dated January 14, 2022
99.1	Press Release, dated January 14, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ION GEOPHYSICAL CORPORATION

By: /s/ Matthew Powers Matthew Powers Executive Vice President, General Counsel and Corporate Secretary
Date: January 18, 2022